                                   SUPPLEMENT
                           DATED MARCH 27, 2007 TO THE
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                               CLASS I PROSPECTUS
               CLASS R3, CLASS R4, CLASS R5 AND CLASS Y PROSPECTUS
                            EACH DATED MARCH 1, 2007
              FOR THE HARTFORD MUTUAL FUNDS (EACH, A "PROSPECTUS")
                                WITH RESPECT TO:


THE HARTFORD EQUITY GROWTH ALLOCATION FUND (FORMERLY      THE HARTFORD BALANCED ALLOCATION FUND
THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)           THE HARTFORD CONSERVATIVE ALLOCATION FUND
THE HARTFORD GROWTH ALLOCATION FUND                       THE HARTFORD INCOME ALLOCATION FUND

Effective March 27, 2007, under the headings "The Hartford Equity Growth Allocation Fund (formerly The Hartford Aggressive Growth Allocation Fund)," "The Hartford Growth Allocation Fund," "The Hartford Balanced Allocation Fund," "The Hartford Conservative Allocation Fund" and "The Hartford Income Allocation Fund," respectively, in each Prospectus, the following paragraphs are inserted before the "Investment Goal" section:

SHAREHOLDER MEETING At a meeting held on February 6 and 7, 2007, the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company"), unanimously, and separately by non-interested Directors, approved on behalf of The Hartford Equity Growth Allocation Fund, The Hartford Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Conservative Allocation Fund and The Hartford Income Allocation Fund (collectively, the "Funds," each, a "Fund"), each a separate series of the Company, a sub-advisory agreement (the "Agreement") between Hartford Investment Financial Services, LLC, the Funds' investment adviser, and Hartford Investment Management Company ("Hartford Investment Management"), pursuant to which Hartford Investment Management would serve as the sole sub-adviser to each Fund and manage each Fund's assets. Pursuant to the requirements of Section 15(a) of the Investment Company Act of 1940, as amended, the Agreement will not take effect unless approved by shareholders of the Funds.

        At the meeting, the Board of Directors also approved the solicitation of proxies from shareholders of the Funds, and called a Special Meeting of Shareholders of the Funds to take place on or about June 26,2007, for the purpose of seeking the approval of the proposed Agreement.

        A proxy statement containing detailed information concerning the Agreement under consideration will be mailed shareholders of the Funds in April 2007, and may be obtained at that time by contacting the Company at 500 Bielenberg Drive, Woodbury, Minnesota 55125-4401.

 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.